Exhibit 99.3

AUDIT committee CHARTER

Terra Innovatum Global N.V.

dated as of 10 October 2025

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Audit Committee CHARTER

Terra Innovatum Global N.V.

1	Introduction

1.1	This charter is the charter (Audit Committee Charter) of the audit committee (Audit Committee) of the board of directors (Board) of Terra Innovatum Global N.V. (Company).

1.2	This Audit Committee Charter was adopted by the Board on 9 October 2025 and is effective as from 10 October 2025 and shall remain in full force and effect until amended or terminated (in whole or in part).

1.3	The Audit Committee Charter shall be reviewed and reassessed at least annually by the Audit Committee.

1.4	Capitalized terms used but not otherwise defined in this Audit Committee Charter have the meaning set forth in the list of definitions included in the regulations of the Board (Regulations).

1.5	Any reference to a gender shall include all genders.

1.6	Although the Audit Committee has the powers and responsibilities set forth in this Audit Committee Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company’s Annual Accounts and disclosures are complete and accurate and are in accordance with Generally Accepted Accounting Principles (GAAP) and other applicable requirements. These are the responsibilities of management and the Company’s independent registered public accounting firm (which may or may not be the Auditor).

2	Role and responsibilities

2.1	Without prejudice to the Regulations, the Audit Committee advises the Board in relation to its responsibilities and shall prepare resolutions of the Board in relation thereto. The Board shall remain collectively responsible for decisions prepared by the Audit Committee.

2.2	The Audit Committee undertakes to assist the Board in its oversight of the integrity and quality of the Company’s financial and sustainability reporting and the effectiveness of the Company’s internal risk management and control systems referred to in best practice provisions 1.2.1 up to and including 1.2.3 as well as 1.4.1 up to and including 1.4.3 of the DCGC.

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2.3	The duties and responsibilities of the Audit Committee shall in any case include:

(a)	supervising the enforcement of relevant legislation and regulations, and supervising the effect of codes of conduct;

(b)	reviewing and monitoring the Company’s non-financial or sustainability reporting pursuant to Sections 2:391 or 2:391a of the DCC, or any rules and regulations promulgated thereunder;

(c)	connecting with, implementation and follow up on recommendations by the internal auditor function (if present) and Auditor and any other external party involved in auditing the sustainability reporting;

(d)	supervising the financing of the Company;

(e)	supervising the policy of the Company on tax planning;

(f)	having the authority to select the statutory auditors or audit firms, subject to the right of appointment by the General Meeting and supervising the Auditor’s functioning;

(g)	informing the Board of the outcome of all audits including the statutory audit and explaining how the audits contributed to the integrity of financial reporting and what the role of the Audit Committee was in that process;

(h)	monitoring the financial reporting process and submitting recommendations or proposals to ensure its integrity;

(i)	preparing the report required by the rules of the Securities and Exchange Commission (Commission) to be included in the Company’s annual proxy statement;

(j)	at least annually, obtaining and reviewing a formal written report from the Company’s independent registered public accounting firm (which may or may not be the Auditor) (i) describing such firm’s internal quality control procedures, (ii) describing any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (PCAOB) review or inspection of such firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues, and (iii) assessing such firm’s independence, including delineating all relationships and engagements that may reasonably be thought to bear on the independence of the registered public accounting firm (which may or may not be the Auditor), including those between the registered public accounting firm (which may or may not be the Auditor) and the Company. The Audit Committee shall discuss this report with the Company’s independent registered public accounting firm (which may or may not be the Auditor) and shall take appropriate action to ensure the independence of the independent registered public accounting firm (which may or may not be the Auditor) and to address any other matters based on such report;

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(k)	confirming that the “lead partner,” the “concurring partner” and the other “audit partner” rotation requirements under the applicable requirements, including Regulation S-X have been complied with and set clear policies for audit partner rotation in compliance with applicable laws and regulations;

(l)	reviewing, at least annually, all reports and communications required to be submitted by the Company’s independent registered public accounting firm (which may or may not be the Auditor) to the Audit Committee under Section 10A of the Securities Exchange Act and other Applicable Requirements. Such reports should describe (i) the internal quality-control procedures of the independent registered public accounting firm’s (which may or may not be the Auditor), (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm (which may or may not be the Auditor) and the Company to assess the independence of the independent registered public accounting firm (which may or may not be the Auditor);

(m)	at least annually, evaluating the performance of the Company’s independent registered public accounting firm (which may or may not be the Auditor), including the lead audit partner. In making its evaluation, the Audit Committee should take into account the opinions of management and the internal audit group;

(n)	pre-approving all auditing services, internal control-related services and permitted non-audit services (including the range of fees and terms thereof) to be performed for the Company by the independent auditor, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit;

(o)	establishing procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(p)	reviewing and discussing the Company’s annual audited and quarterly unaudited Annual Accounts with management (including the Company’s internal audit group) and the Company’s independent registered public accounting firm (which may or may not be the Auditor), including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K or quarterly reports on Form 10-Q;

(q)	reviewing and discussing with management all certifications and reports required to be prepared and filed by management including management’s assessment of the effectiveness of its internal control over financial reporting;

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(r)	reviewing and discussing with management the Company’s earnings press releases, including the use of non-GAAP financial measures and other “pro forma” or “adjusted” presentations, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be general (consisting of discussing the types of information to be disclosed and the types of presentations to be made), and each earnings release or each instance in which the Company provides earnings guidance need not be discussed in advance;

(s)	prior to the filing of any audited Annual Accounts with the SEC, reviewing with management and the Company’s independent registered public accounting firm (which may or may not be the Auditor) (i) all critical accounting policies and practices used by the Company, (ii) all alternative accounting treatments of financial information reported in GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the Company’s independent registered public accounting firm (which may or may not be the Auditor), (iii) any reports or communications (and management’s responses thereto) submitted to the Audit Committee by the Company’s independent registered public accounting firm (which may or may not be the Auditor) in accordance with PCAOB Auditing Standard No. 16, Communications with Audit Committees, as amended or supplemented, and (iv) any other material written communications between the Company’s independent registered public accounting firm (which may or may not be the Auditor)and management; and

(t)	periodically reviewing separately with each of management, the Company’s independent registered public accounting firm (which may or may not be the Auditor) and the internal audit group (i) any significant disagreement between management and the Company’s independent registered public accounting firm (which may or may not be the Auditor) or the internal audit group in connection with the preparation of the Annual Accounts, (ii) any audit problems or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and (iii) management’s response to each.

2.4	The Audit Committee shall, together with the Executive Directors and the Auditor, be involved in the drawing up of the audit plan by the internal audit function (if present).

2.5	The Audit Committee and the Auditor shall discuss the audit plan and the findings of the Auditor based on the work the Auditor has undertaken. The Audit Committee shall discuss with the Auditor:

(a)	the scope and materiality of the audit plan and the principal risks of the annual reporting identified by the Auditor in the audit plan; and

(b)	based also on the documents from which the audit plan was developed, the findings and outcomes of the audit work on the Annual Accounts and the management letter.

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2.6	The Audit Committee shall report to the Board on its deliberations and findings. This report must, at least, include the following information:

(a)	the methods used to assess the effectiveness of the design and operation of the internal risk management and control systems referred to in best practice provisions 1.2.1 up to and including 1.2.3 of the DCGC;

(b)	the methods used to assess the effectiveness of the internal and external audit processes;

(c)	material considerations concerning financial and sustainability reporting; and

(d)	the way in which material risks and uncertainties have been analyzed and discussed, along with a description of the most important findings of the Audit Committee.

2.7	The Audit Committee shall report annually to the Board on the functioning of, and the developments in, the relationship with the Auditor. The Audit Committee shall advise the Board regarding the Auditor’s nomination for (re)appointment or dismissal and is responsible for the selection of the Auditor. Also on this basis, the Board shall determine its nomination for the (re)appointment of the Auditor to the General Meeting.

2.8	The Auditor shall receive the financial information underlying the adoption of the quarterly or Semi-Annual Accounts and other interim financial reports and shall be given the opportunity to respond to all information.

2.9	The Auditor shall inform the Board and the chairperson of the Audit Committee without delay if, during the performance of his duties, he discovers or suspects an instance of misconduct or irregularity. If the actual or suspected misconduct or irregularity pertains to the functioning of a Director, the Auditor shall report this directly to the Chairperson. If the actual or suspected misconduct or irregularity pertains to the functioning of the Chairperson, the Auditor shall report this directly to the Vice- Chairperson.

2.10	Every Director shall have access to all books and records of the Audit Committee.

3	Composition and size Audit Committee

3.1	The Audit Committee shall consist of at least three (3) members, all of whom shall be independent within the meaning of the DCGC and the rules and regulations of Nasdaq and the requirements of the Securities Exchange Act of 1934, as amended (Exchange Act).

3.2	All members of the Audit Committee must be Non-Executive Directors.

3.3	The Board shall appoint the members of the Audit Committee. The Board may substitute the members of the Audit Committee at any time provided they meet the independence requirements described above.

3.4	The Audit Committee may not be chaired by the Chairperson or by a former Executive Director. The chairperson of the Audit Committee shall be designated by the Board.

3.5	All members of the Audit Committee shall be able to read and understand fundamental annual accounts.

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3.6	No member of the Audit Committee shall have participated in the preparation of the Annual Accounts of the Company in the past three years.

3.7	At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Commission.

3.8	Generally, the term of office of an Audit Committee member will not be set in advance. It will inter alia depend on the composition of the Board as a whole and other Committees from time to time.

3.9	The composition of the Audit Committee shall be mentioned in the Non-Executive Directors’ Report.

3.10	The Company Secretary shall act as the secretary to the Audit Committee.

3.11	No member of the Audit Committee may receive, directly or indirectly, any compensation from the Company other than remuneration paid to Non-Executive Directors for service on the Board or a Committee thereof. For the avoidance of doubt, the remuneration may be awarded in the form of shares and/or rights to acquire shares in the capital of the Company.

3.12	The chairperson of the Audit Committee or one of the other members of the Audit Committee shall use its best efforts to be available to answer questions about the Audit Committee's activities at the annual General Meeting.

4	Meetings of the Audit Committee

4.1	The Audit Committee shall hold at least four (4) meetings per year and whenever one or more of its members have requested a meeting. The meetings shall generally be held at the office of the Company, but may also take place elsewhere or by means of a conference call, video-conference, or similar communications equipment provided that all members of the Audit Committee participating in the meeting can hear each other and none of them has objected to this way of decision-making.

4.2	The Audit Committee shall meet with the Auditor as often as it considers necessary, but at least once per year, without the presence of the Executive Directors.

4.3	The internal auditor (if present) and the Auditor shall attend the Audit Committee meetings, unless the Audit Committee determines otherwise. The Audit Committee shall decide whether and, if so, when the Chairperson shall attend its meetings.

4.4	An attendance register shall be kept and signed by the Company Secretary, or in his absence or inability to act, by a person designated by the chairperson of the meeting, and shall include the names of the members who attended the meeting in person and, if applicable, the names of the members who participated in such meeting by conference call, video conference or by any other means of communication.

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4.5	The convocation notices of an Audit Committee meeting shall be given in writing, at such time that all the members of the Audit Committee are given opportunity to participate in and prepare themselves for the meeting. Any notice of the Audit Committee meeting shall contain the agenda for the meeting. The agenda stating the matters for decision, shall be drawn up by the chairperson of the Audit Committee. The other information and decision material for the meeting shall be circulated as soon as possible, but in any case no later than two business days before the meeting.

4.6	Resolutions of the Audit Committee shall require a simple majority of the votes cast in a meeting in which a majority of the members of the Audit Committee is present. If there is a tie vote, the proposal shall be rejected. In lieu of meetings, actions may be taken by unanimous written consent of the members.

4.7	The Company Secretary shall take minutes of the meeting. If the Company Secretary is not present at the meeting, the meeting may designate another secretary. The minutes shall be adopted in the same meeting or in a next meeting of the Audit Committee, and shall be signed by the chairperson and the secretary of the meeting. A copy of the minutes will be sent to the Board.

4.8	If and when required, the chairperson of the Audit Committee shall provide further information to the Board during its meetings on the results of the Audit Committee’s discussions.

4.9	The number of meetings of the Audit Committee and the main items discussed shall be mentioned in the Non-Executive Directors’ Report.

5	Outside advisors

5.1	Subject to Clause 5.2 below, the Audit Committee shall have the power, without Board approval and at the Company’s expense (which shall be funded appropriately by the Company), to engage independent legal counsel and other advisors as it deems necessary or appropriate.

5.2	The Audit Committee shall have the authority, without the prior approval by the Board, to approve such firms’ fees and other retention terms, as long as they are reasonably considered to be under market conditions.

5.3	The Company shall provide for appropriate funding, as determined by the Audit Committee or the Board, for payment of: (i) compensation to the independent registered public accounting firm (which may or may not be the Auditor) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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6	Confidentiality

Each member of the Audit Committee shall treat all information and documents obtained within the framework of their position as member of the Audit Committee with the necessary discretion and, in the case of classified information, with the appropriate secrecy. Classified information shall not be disclosed outside the Audit Committee, made public or otherwise made available to third parties, even after resignation of the Audit Committee, unless it has been made public by the Company or it has been established that the information is already in the public domain.

7	Non-compliance and amendment

7.1	The Audit Committee may recommend the Board to amend this Audit Committee Charter and/or revoke any powers granted by it to the Audit Committee, subject to compliance with applicable law and other requirements.

7.2	If one or more provisions of this Audit Committee Charter are or become invalid, this shall not affect the validity of the remaining provisions. The Board may replace the invalid provisions by provisions, which are valid, and the effect of which, given the contents and purpose of this Audit Committee Charter is, to the greatest extent possible, similar to that of the invalid provisions.

8	Regulations mutatis mutandis applicable

The relevant Clauses of the Regulations shall apply mutatis mutandis to this Audit Committee Charter.

9	Website

This Audit Committee Charter, and any amendments thereto, shall be published on the Company’s website and shall be disclosed as required by the rules and regulations of the SEC.

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